Exhibit 99.4

Joinder to the Second Amended and Restated

Intercreditor Agreement and Collateral

Agency Agreement dated as of December 31, 2001

October 31, 2003

The Bank of New York

101 Barclay Street, 8W

New York, NY 10286

Each of the undersigned intends to enter into that certain Loan Agreement, dated as of October 31, 2003 (the “Loan Agreement”), with American Restaurant Group, Inc. (“ARG”), ARG Enterprises, Inc., and ARG Property Management Corporation (collectively, the “Borrowers”).  The Loan Agreement provides that the obligations thereunder are to be secured by the collateral subject to the lien you hold as collateral agent, pursuant to the Second Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of December 17, 2001 (the “Intercreditor Agreement”), by and among (i) yourself, as collateral agent, (ii) Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), as Agent, and (iii) BNY Western Trust Company, as trustee under that certain Indenture dated as of February 25, 1998, as amended by that certain First Supplemental Indenture dated as of June 26, 2000, that certain Second Supplemental Indenture dated as of October 31, 2001, and that certain Third Supplemental Indenture, dated as of even date herewith, and the other parties signatory thereto (the “Indenture”), and accepted and agreed to by ARG and its subsidiaries listed on the signature pages thereto.  Capitalized terms not otherwise defined herein have the respective meanings ascribed to them in the Intercreditor Agreement.  Each of the undersigned is a lender under the Loan Agreement and consents to be bound by the Intercreditor Agreement.

1.  The undersigned, as the ECF Party, hereby appoints you as Collateral Agent to act for its benefit and irrevocably authorizes and directs you to take all actions described in the Intercreditor Agreement.

2.  The undersigned, as the ECF Party, hereby agrees that its interest as a beneficiary of your security interest in the Collateral, including its interests in any payments to be made from the Proceeds of any sale or other disposition thereof, shall, irrespective of the time of perfection or creation of any security interests or liens in the Collateral or the time of appointment of you as agent for the ECF Party, have the priority set forth in Section 4 of the Intercreditor Agreement.

3.  From and after this date, the undersigned, on behalf of itself and its successors and assigns, agrees to be bound by the terms and subject to the conditions contained in the Intercreditor Agreement and shall by its signature below be deemed to be a party signatory to the Intercreditor Agreement.

The address for notices to the ECF Party under the Intercreditor Agreement is:

TCW Shared Opportunity Fund III, L.P.
c/o Trust Company of the West
11100 Santa Monica Blvd., Suite 2000
Los Angeles, California 90025
Attn: Nicholas W. Tell, Jr.

Very truly yours,

TCW SHARED OPPORTUNITY FUND III, L.P.

By:	TCW Asset Management Company, its Investment Advisor

By:
Name:
Title:

By:
Name:
Title:

	Address:	c/o Trust Company of the West
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, California 90025
	Attn:	Nicholas W. Tell, Jr.
Acct. Number:

ACKNOWLEDGED AND ACCEPTED BY:

The Bank of New York (formerly known as BNY

Western Trust Company), as Collateral Agent

By:
Name:
Title:

Each of the undersigned hereby consents to the addition of TCW Shared Opportunity Fund III, L.P. (“SHOP III”) as an ECF Party and as a Secured Party to the Second Amended and Restated Intercreditor and Collateral Agency Agreement dated as of December 17, 2001 (the “Intercreditor Agreement”) among (i) The Bank of New York (formerly known as BNY Western Trust Company) (“BNY”), as collateral agent for the Secured Parties (as defined in the Intercreditor Agreement), (ii) Wells Fargo Foothill, Inc. (formerly known as Foothill Capital Corporation), as Agent (as defined in the Intercreditor Agreement), and (iii) BNY, as Trustee on behalf of the holders of Debentures (as defined in the Intercreditor Agreement), and accepted and agreed to by American Restaurant Group, Inc. and each of its subsidiaries listed on the signature pages hereto (the “Borrowers”), and ratifies and confirms (1) in the case of the Borrowers, the grant set forth in each of the Security Documents (as defined in the Intercreditor Agreement) of a security interest in, or pledge or assignment of, the Collateral (as defined in the Intercreditor Agreement) to the Collateral Agent for the benefit of the Secured Parties and (2), in the case of each of the undersigned, all terms and conditions of the Intercreditor Agreement, including, without limitation, the priority of rights against collateral and proceeds of collateral set forth in Section 4 of the Intercreditor Agreement.  As used herein, Secured Parties shall mean the Trustee, the Agent, SHOP III, and any other person who prior to the date hereof became a party to the Intercreditor Agreement.

AMERICAN RESTAURANT

GROUP, INC., a Delaware corporation

By:
Name:	Ralph S. Roberts
Title:	President and Chief Executive Officer

ARG ENTERPRISES, INC.,
a California corporation

By:
Name:	Ralph S. Roberts
Title:	President and Chief Executive Officer

ARG PROPERTY MANAGEMENT
CORPORATION, a California corporation

By:
Name:	Ralph S. Roberts
Title:	President and Chief Executive Officer

ARG TERRA, INC., a Delaware corporation

By:
Name:	Ralph S. Roberts
Title:	President and Chief Executive Officer

WELLS FARGO FOOTHILL, INC.,
formerly known as Foothill Capital Corporation

By:
Name:
Title:

THE BANK OF NEW YORK,
formerly known as BNY Western Trust Company, as Trustee

By:
Name:
Title: